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                                                                    EXHIBIT 10.2

                                   IPASS INC.

                   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT


         THIS AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (the "Agreement") is made and entered into as of September 13, 1999, by and among IPASS INC., a California corporation (the Company"), those certain holders of the Company's Common Stock and Series A Preferred Stock listed on Exhibit A hereto (the "Key Shareholders") and the individuals or entities listed on Exhibit B hereto (the "Investors"). As used herein, the term "Holder" shall mean a Key Shareholder or an Investor and the term "Holders" shall mean the Key Shareholders and Investors collectively.

                                   WITNESSETH:

         WHEREAS, that certain Amended and Restated Shareholders Agreement dated as of December 31, 1997, by and among the Company and certain shareholders of the Company (the "Prior Investors") (the "Prior Agreement"), provides for the voting of certain shares of the Company's capital stock in connection with the election of directors; and

         WHEREAS, in connection with the Company's issuance of shares of Series E Preferred Stock pursuant to the Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E Purchase Agreement"), between the Company and certain investors (the "Series E Investors"), the Company and the Prior Investors wish to amend and restate the Prior Agreement to include the Series E Investors as parties hereto (to the extent they are not already parties) and to provide for the voting of shares of the Company's capital stock with respect to the director allocated to the Series E Preferred Stock.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Prior Investors hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

                                    ARTICLE 1

                            AMENDMENT AND RESTATEMENT

         1.1 AMENDMENT AND RESTATEMENT. Effective upon the closing of the sale and issuance of the Series E Preferred Stock (the "Series E Preferred") pursuant to the Series E Purchase Agreement, all provisions of, and rights granted and covenants made in, the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever. The rights and covenants contained in this Agreement set forth the sole and entire agreement among the Company, the Prior Investors and the Investors on the subject matter hereof and supersede any and all rights granted or covenants made under the Prior Agreement.


                                       1.
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                                    ARTICLE 2

                                     VOTING

         2.1 SHARES. Each of the Holders agrees to hold all shares of voting capital stock of the Company registered in its respective name or beneficially owned by it as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by each of the Holders after the date hereof, (hereinafter collectively referred to as the "Shares") subject to, and to vote the Shares in accordance with, the provisions of this Agreement.

         2.2      VOTING.

                  (a) At each election of directors in which the holders of the Company's Common Stock are entitled to elect directors of the Company, the Key Shareholders holding any shares of the Common Stock shall vote their respective shares of the Company's voting stock for Michael Mansouri to serve on the Company's Board of Directors.

                  (b) At each election of directors in which the holders of the Company's Series A Preferred Stock are entitled to elect directors of the Company, the Key Shareholders holding any shares of Series A Preferred Stock shall vote their respective shares of the Company's voting stock for John Alsop or one (1) nominee of the proxyholder of the shares of the Company held by Jamboree Investments, Inc. ("Jamboree")(the "Proxyholder") and Peapod Distribution Ltd. to serve on the Company's Board of Directors. Notwithstanding the foregoing, the Proxyholder and Peapod Distribution Ltd. shall not nominate Richard Earle to serve on the Company's Board of Directors.

                  (c) At each election of directors in which the holders of Common Stock and Preferred Stock, voting together as a single class, are collectively entitled to elect directors of the Company, the Key Shareholders and Investors shall vote their respective shares of the Company's voting stock for a nominee of the Board of Directors who (i) is not an employee of the Company, (ii) possesses relevant industry experience and (iii) who is mutually acceptable to the Key Shareholders and the Investors.

                  (d) At each election of directors in which the holders of the Company's Series D Preferred Stock are entitled to elect a director of the Company, the Key Shareholders and the Investors holding any shares of Series D Preferred Stock shall vote their respective shares of the Company's Series D Preferred Stock for one (1) nominee of Thomvest Holdings Inc. to serve on the Company's Board of Directors.

                  (e) In the event of any vacancy on the Board of Directors, the Holders agree to vote their shares in such a way as to maintain the composition of the Board as set forth above.

         2.3      LEGEND.

                  (a) There shall be imprinted or otherwise placed, on certificates representing the Shares the following restrictive legend (the "Legend"):


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                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE
         TERMS AND CONDITIONS OF A SHAREHOLDERS AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH SHAREHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO IPASS INC. AT ITS PRINCIPAL PLACE OF BUSINESS."

                  (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent the Shares theretofore represented by a certificate carrying the Legend.

         2.4 SUCCESSORS. The provisions of this Agreement shall be binding upon the successors in interest to any of the Shares. The Company shall not permit the transfer of any of the Shares on its books or issue a new certificate representing any of the Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Holder.

         2.5 OTHER RIGHTS. Except as provided by this Agreement, each Holder shall exercise the full rights of a shareholder with respect to the Shares.

                                    ARTICLE 3

                                   TERMINATION

         3.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

                  (a) the date of the closing of a firmly underwritten public offering of the Company's Common Stock pursuant to a registration statement filed with, and declared effective under the Securities Act of 1933, as amended; or

                  (b) ten (10) years from the date of this Agreement; or

                  (c) the date as of which the parties hereto terminate this Agreement by written consent of all Holders.


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                                    ARTICLE 4

                                  MISCELLANEOUS

         4.1 OWNERSHIP. Each Holder represents and warrants to the Company and the other Holders that (i) it now owns the Shares, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (ii) such Holder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, Holder enforceable in accordance with its terms.

         4.2 FURTHER ACTION. If and whenever the Shares are sold, the Holders or the personal representative of the Holders shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

         4.3 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or their assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or its assigns institutes any action or proceeding to specifically enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such party shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

         4.4 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.

         4.5 AMENDMENT. This Agreement may be amended only by an instrument in writing signed by (i) the Company, (ii) the persons holding more than fifty percent (50%) in interest of the Shares held by the Key Shareholders, and (iii) the persons holding more than fifty percent (50%) in the interest of the Shares held by the Investors.

         4.6 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

         4.7 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective assigns, administrators, executors and other legal representatives.

         4.8 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to


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the Company's shareholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be the Shares for purposes of this Agreement.

         4.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

         4.10 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

         4.11 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

         4.12 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]



                                       5.
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         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND
RESTATED SHAREHOLDERS AGREEMENT as of the date first above written.

         COMPANY:                       KEY SHAREHOLDERS:

         IPASS INC.                     CELEBRITY SOFTWARE LIMITED

         By: /s/MICHAEL MANSOURI        By:
              -----------------------
              Michael Mansouri          Printed Name:
              President and Chief
              Executive Officer         Title:


                                        /s/ CHRISTOPHER W. MOORE
                                        ----------------------------------------
                                        CHRISTOPHER W. MOORE

                                        /s/ KAREN CHAKAMAKIAN
                                        ----------------------------------------
                                        KAREN CHAKAMAKIAN


                                        JAMBOREE INVESTMENTS, INC.


                                        By: /s/ JOHN ALSOP
                                        ----------------------------------------

                                        Printed Name: JOHN ALSOP
                                                      --------------------------

                                        Title:
                                               ---------------------------------

                                        PEAPOD GROUP LIMITED


                                        By:/s/ LAWRENCE STUART MORRICE
                                        ----------------------------------------

                                        Printed Name: LAWRENCE STUART MORRICE
                                                      --------------------------

                                        Title:
                                               ---------------------------------


                                        /s/ PETER COX
                                        ----------------------------------------
                                        PETER COX

                                   iPass Inc.
                   Amended and Restated Shareholders Agreement
                                 Signature Page

                                       6.
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                                        INVESTORS:



                                        ACCEL INTERNET/STRATEGIC TECHNOLOGY
                                        FUND L.P.
                                        By: Accel Internet/Strategic Technology
                                             Fund Associates L.L.C.
                                            Its General Partner

                                        By: /s/ G. CARTER SEDNAOUI
                                            ------------------------------------
                                                 Managing Member

                                        Printed Name: G. Carter Sednaoui
                                                      --------------------------

                                        ACCEL INVESTORS '96 L.P.

                                        By: /s/ G. CARTER SEDNAOUI
                                            ------------------------------------
                                            General Partner

                                        Printed Name: G. Carter Sednaoui
                                                      --------------------------

                                        ACCEL KEIRETSU V L.P.
                                        By:  Accel Keiretsu V Associates L.L.C.
                                              Its General Partner

                                        By: /s/ G. CARTER SEDNAOUI
                                            ------------------------------------
                                                 Managing Member

                                        Printed Name: G. Carter Sednaoui
                                                      --------------------------


                                   iPass Inc.
                   Amended and Restated Shareholders Agreement
                                 Signature Page

                                       7.
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                                        ACCEL V L.P.
                                        By: Accel V Associates L.L.C.
                                             Its General Partner

                                        By: /s/ G. CARTER SEDNAOUI
                                            ------------------------------------
                                            Managing Member

                                        Printed Name: G. Carter Sednaoui
                                                      --------------------------


                                        ELLMORE C. PATTERSON PARTNERS

                                        By: /s/ ARTHUR C. PATTERSON
                                            ------------------------------------
                                            General Partner

                                        Printed Name: Arthur C. Patterson
                                                      --------------------------


                                        INTEL CORPORATION

                                        By: /s/ ARVIND SODHANI
                                            ------------------------------------

                                        Printed Name: Arvind Sodhani
                                                      --------------------------

                                        Title: Vice President and Treasurer
                                               ---------------------------------

                                        MERITECH CAPITAL PARTNERS L.P.
                                        By: Meritech Capital Associates L.L.C.
                                              Its General Partner

                                        By:Meritech Management Associates L.L.C.
                                             a Managing Member

                                        By: /s/ PAUL MADERA
                                            ------------------------------------
                                             Paul Madera, a Managing Member

                                        MERITECH CAPITAL AFFILIATES L.P.
                                        By: Meritech Capital Associates L.L.C.
                                              Its General Partner

                                        By:Meritech Management Associates L.L.C.
                                             a Managing Member

                                        By: /s/ PAUL MADERA
                                            ------------------------------------
                                             Paul Madera, a Managing Member

                                   iPass Inc.
                   Amended and Restated Shareholders Agreement
                                 Signature Page

                                       8.
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                                        APV TECHNOLOGY PARTNERS US, L.P.
                                        By: APV Management Co., L.L.C.
                                             Managing General Partner

                                        By: /s/ PETER G. BODINE
                                            ------------------------------------
                                              Managing Member

                                        Printed Name: Peter G. Bodine
                                                      --------------------------

                                        APV TECHNOLOGY PARTNERS, L.P.
                                        By: APV Management Co., L.L.C.
                                               Managing General Partner

                                        By: /s/ PETER G. BODINE
                                            ------------------------------------
                                              Managing Member

                                        Printed Name: Peter G. Bodine
                                                      --------------------------

                                        APV TECHNOLOGY PARTNERS II, L.P.
                                        By: APV Management Co. II, L.L.C.
                                             General Partner

                                        By: /s/ PETER G. BODINE
                                            ------------------------------------
                                        Printed Name: Peter G. Bodine
                                                      --------------------------

                                        WPS, L.L.C.

                                        By: /s/ PETER G. BODINE
                                            ------------------------------------
                                              Managing Member

                                        Printed Name: Peter G. Bodine
                                                      --------------------------

                                   iPass Inc.
                   Amended and Restated Shareholders Agreement
                                 Signature Page

                                       9.
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                                        COMDISCO, INC.

                                        By: /s/ JAMES P. LABE
                                           -----------------------------------
                                        Printed Name: James P. Labe, President
                                                     -------------------------
                                        Title: Comdisco Venture Division
                                              --------------------------------

                                        THOMVEST HOLDINGS, INC.

                                        By: /s/ WILLIAM T. DODDS
                                           -----------------------------------
                                        Printed Name: William T. Dodds
                                                     -------------------------
                                        Title: Vice President & Secretary
                                              --------------------------------

                                        1267104 ONTARIO LTD.

                                        By: /s/ TAYLOR THOMPSON
                                           -----------------------------------
                                        Printed Name: Taylor L. Thompson
                                                     -------------------------
                                        Title: President
                                              --------------------------------

                                        CROSSPOINT VENTURE PARTNERS 1996

                                        By: /s/ SETH NEIMAN
                                           -----------------------------------
                                        Printed Name:
                                                     -------------------------
                                        Title:
                                              --------------------------------

                                        CROSSPOINT VENTURE PARTNERS LS 1997
                                        FUND

                                        By: /s/ SETH NEIMAN
                                           -----------------------------------
                                        Printed Name:
                                                     -------------------------
                                        Title:
                                              --------------------------------

                                   iPass Inc.
                   Amended and Restated Shareholders Agreement
                                 Signature Page

                                       10.
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                                          GC&H INVESTMENTS

                                          By: /s/ John L. Cardoza
                                             ----------------------------------

                                          Printed Name: John L. Cardoza
                                                       ------------------------

                                          Title: Executive Partner
                                                -------------------------------


                                   iPass Inc.
                   Amended and Restated Shareholders Agreement
                                 Signature Page



                                       11.